UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 5, 2008

HEWITT ASSOCIATES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31351	47-0851756
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Half Day Road, Lincolnshire, Illinois	60069
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ telephone number, including area code: (847) 295-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02.	Results of Operations and Financial Condition.

On May 5, 2008, Hewitt Associates, Inc. issued a press release announcing its results of operations for the quarter ended March 31, 2008. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

In addition to the issuance of a press release, Hewitt Associates, Inc. conducted a conference call regarding its results of operations for the quarter ended March 31, 2008. The script of the conference call is attached as Exhibit 99.2 to this Form 8-K.

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Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press release announcing Hewitt Associates, Inc.’s results of operations for the quarter ended March 31, 2008.

99.2	Script of Hewitt Associates, Inc.’s conference call regarding its results of operations for the quarter ended March 31, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWITT ASSOCIATES, INC.

	By:	/s/ Steven J. Kyono
	Name:	Steven J. Kyono
	Title:	Senior Vice President, General Counsel and Secretary

Date: May 5, 2008

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Exhibit Index

Number	Description
99.1	Press release announcing Hewitt Associates, Inc.’s results of operations for the quarter ended March 31, 2008.

99.2	Script of Hewitt Associates, Inc.’s conference call regarding its results of operations for the quarter ended March 31, 2008.

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